Exhibit 99.3

IMPORTANT NEWS REGARDING INLAND RETAIL

February 7, 2007

Dear Inland Retail Real Estate Trust, Inc. Shareholder:

Developers Diversified Realty Corporation (“DDR”) and Inland Retail Real Estate Trust, Inc. (“Inland Retail”) announced yesterday that DDR has elected to pay Inland Retail shareholders the $14.00 per share merger consideration through a combination of $12.50 in cash and $1.50 in Developers Diversified common shares. Please see the enclosed press release for the complete details.

Assuming approval of the merger at our shareholders’ meeting on February 22, 2007, we expect the closing to occur shortly thereafter. As such, the February 7, 2007 distribution is the last regular monthly distribution that you will receive. A prorated distribution amount will be included as part of the payment of the merger consideration.

PROXY

If you have not already voted your shares, please do so. Your vote is very important. Votes may be cast via mail, telephone or internet. If you have not received or have misplaced your proxy, please contact Morrow & Company, our proxy solicitor, at (800) 573-4804.

ACCOUNT CHANGES

If there are any discrepancies on your account, such as an incorrect address, misspelled name or incorrect registration, please contact us immediately. In anticipation of our merger with DDR, requests to change any account information must be received by Registrar and Transfer Company no later than Friday, February 16, 2007.

If you have any questions, please contact Inland Retail Investor Relations at (800) 348-9192.

Sincerely,
INLAND RETAIL REAL ESTATE TRUST, INC.

Barry L. Lazarus
Chief Executive Officer

Please see the reverse side of this letter for important information.

2901 Butterfield Road Oak Brook, Illinois 60523 800.348.9192

This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of DDR, Inland Retail and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the stockholders of Inland Retail, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This letter does not constitute an offer of any securities for sale. In connection with the proposed transaction, DDR and Inland Retail have filed a definitive proxy statement/prospectus dated January 3, 2007 as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information about DDR and Inland Retail and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and Inland Retail with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and Inland Retail by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material before making any voting or investment decisions with respect to the merger.

DDR and Inland Retail and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inland Retail in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholders of DDR, which was filed with the SEC on April 3, 2006. Information about Inland Retail and its directors and executive officers, and their ownership of Inland Retail securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Inland Retail, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus. As a result of this transaction, Inland Retail does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.